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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 24, 2003


                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

         Delaware                           1-11727                     73-1493906
(State or other jurisdiction        (Commission file number)         (I.R.S. Employer
      of incorporation)                                             Identification No.)

            8801 South Yale Avenue, Suite 310, Tulsa, Oklahoma 74137
             (Address of principal executive offices and zip code)

                                 (918) 492-7272
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    Exhibits.

         Exhibit No.        Description
         -----------        -----------

         Exhibit 99.1 Press Release issued by the registrant dated November 24, 2003.

ITEM 9.  REGULATION FD DISCLOSURE AND
ITEM 12  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 24, 2003, Heritage Propane Partners, L.P. issued a press release announcing its financial results for the fourth quarter and year ended August 31, 2003. A copy of this press release is being furnished as an exhibit to this report on Form 8-K.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    DATED: November 24, 2003.

                                       HERITAGE PROPANE PARTNERS, L.P.

                                           By: U.S. Propane, L.P.
                                               (General Partner)
                                           By: U.S. Propane, L.L.C.
                                               (General Partner)
                                           By: s/ Michael L. Greenwood
                                               ---------------------------------
                                               Michael L. Greenwood
                                               Vice President and Chief
                                               Financial Officer


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                                INDEX TO EXHIBITS

The exhibits listed on the following Exhibit Index are furnished as part of this Report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

    Exhibit
    Number      Description
    -------     -----------

    99.1        Press Release issued by the registrant dated November 24, 2003.